INTANGIBLE ASSETS	12 Months Ended
Sep. 30, 2011
INTANGIBLE ASSETS [Abstract]
INTANGIBLE ASSETS
NOTE 4 - INTANGIBLE ASSETS

At September 30, intangible assets consist of the following:

	2011	2010
Manufacturing GSA Schedule	$-	$750,000
Customer relationships intangible	-	465,452
	-	1,215,452
Less: accumulated amortization	-	(668,500)

	$-	$546,952

Amortization expense amounted to $243,093 for the year ended September 30, 2011, and $243,090 for the year ended September 30, 2010.

Amortization expense subsequent to the year ended September 30, 2011 is $0.

The Company periodically reevaluates the carrying value of its intangible assets for events or changes in circumstances that indicate that the carrying value may not be recoverable. As part of this reevaluation, the Company estimates the future cash flows expected to result from the use of the asset. If the sum of the expected future cash flows is less than the carrying amount of the asset, an impairment loss is recognized to reduce the carrying value of the intangible asset to the estimated fair value of the asset.

At September 30, 2011, the Company determined that its sales model in future periods would not substantially benefit from the customer relations or manufacturing GSA schedules that we own.  Accordingly, management deemed these intangible assets to be fully impaired at September 30, 2011 and reduced their carrying values to zero.  A loss on impairment of $303,859 has been included in operating expenses.